UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2023

THE CONNECTICUT LIGHT AND POWER COMPANY

(Exact name of registrant as specified in its charter)

Connecticut	0-00404	06-0303850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Selden Street Berlin, CT	06037-1616
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 286-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2	Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 6, 2023, The Connecticut Light and Power Company, doing business as Eversource Energy (the “Company”), issued $300,000,000 aggregate principal amount of its 4.90% First and Refunding Mortgage Bonds, 2023 Series B, due 2033 (the “Bonds”), pursuant to an Underwriting Agreement, dated June 26, 2023, among J.P. Morgan Securities LLC, MUFG Securities Americas Inc., and Wells Fargo Securities, LLC, as representatives of the underwriters named therein, and the Company (the “Underwriting Agreement”).

The Bonds were issued under a Supplemental Indenture, dated as of July 1, 2023, between the Company and Deutsche Bank Trust Company Americas, as Trustee (the “Supplemental Indenture”), supplementing the Indenture of Mortgage and Deed of Trust between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), dated as of May 1, 1921, as amended and supplemented, including as amended and restated as of April 7, 2005. A copy of the Supplemental Indenture is filed herewith as Exhibit 4.1.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated June 26, 2023, between The Connecticut Light and Power Company, doing business as Eversource Energy, and J.P. Morgan Securities LLC, MUFG Securities Americas Inc., and Wells Fargo Securities, LLC, as representatives of the several Underwriters named therein.
4.1	Supplemental Indenture, dated as of July 1, 2023, between the Company and Deutsche Bank Trust Company Americas, as Trustee.
4.2	Form of 4.90% First and Refunding Mortgage Bonds, 2023 Series B, due 2033 (included as Schedule A to the Supplemental Indenture filed herewith as Exhibit 4.1).
5.1	Legal opinion of Ropes & Gray LLP relating to the validity of the Bonds.
5.2	Legal opinion of Kerry Tomasevich, Esq. relating to the validity of the Bonds.
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).
23.2	Consent of Kerry Tomasevich, Esq. (included in Exhibit 5.2).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONNECTICUT LIGHT AND POWER COMPANY
(Registrant)

July 6, 2023	By:	/s/ Emilie G. O’Neil
Emilie G. O’Neil
Assistant Treasurer-Corporate Finance and Cash Management